Advisors Preferred Trust

Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund, each a series of the Registrant

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund dated February 1, 2018 that was filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on February 1, 2018 (SEC Accession No. 0001580642-18-000584).

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase